ING INVESTORS TRUST

ING American Funds World Allocation Portfolio

(“Portfolio”)

Supplement dated February 1, 2011

to the Portfolio’s Prospectus (“Prospectus”)

dated April 30, 2010

Effective January 22, 2011, Directed Services LLC, the Portfolio’s adviser, has agreed to waive a portion of the Portfolio’s management fee and/or reimburse expenses in amounts to reduce the Portfolio’s expenses.  The Portfolio’s Prospectus is revised as follows:

1.                                      The table and accompanying footnote entitled “Annual Portfolio Operating Expenses” of the section entitled “Fees and Expenses of the Portfolio” found in the summary section of the Prospectus is hereby deleted and replaced with the following:

Annual Portfolio Operating Expenses(1)

Expenses you pay each year as a % of the value of your investment

Management Fees	0.10%
Distribution and/or Shareholder Services (12b-1) Fees	0.60%
Administrative Services Fee	0.10%
Other Expenses	0.11%
Acquired Fund Fees and Expenses	0.49%
Total Annual Portfolio Operating Expenses	1.40%
Waivers and Reimbursements(2)	(0.19)%
Total Annual Portfolio Operating Expenses After Waivers and Reimbursements	1.21%

(1)                                 Expense ratios have been adjusted to reflect current contractual rates.

(2)                                 The adviser is contractually obligated to limit expenses to 0.79% through May 1, 2011; the obligation does not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the then current term or upon termination of the management agreement and is subject to possible recoupment by the adviser within three years. Additionally, the adviser is contractually obligated to further limit expenses to 1.21% through May 1, 2012; this obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. There is no guarantee that this obligation will continue after May 1, 2012. This obligation will continue only if the adviser elects to renew it and is not eligible for recoupment.

2.                          The table in the section entitled “Fees and Expenses of the Portfolio — Expense Example” of the summary section of the Portfolio’s Prospectus is hereby deleted in its entirety and replaced with the following:

1 Yr	3 Yrs	5 Yrs	10 Yrs
$123	414	726	1,612

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

ING INVESTORS TRUST

ING American Funds World Allocation Portfolio

(“Portfolio”)

Supplement dated February 1, 2011

to the Portfolio’s Statement of Additional Information (“SAI”)

dated April 30, 2010

Effective January 22, 2011, Directed Services LLC, the Portfolio’s adviser, has agreed to waive a portion of the Portfolio’s management fee and/or reimburse expenses in amounts to reduce the Portfolio’s expenses.  The Portfolio’s SAI is revised as follows:

The second paragraph of the section entitled “Expense Limitation Agreement” on page 77 of the SAI is amended to include the following sentence:

Additionally, the adviser is contractually obligated to further limit expenses to 1.21% through May 1, 2012; this obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. There is no guarantee that this obligation will continue after May 1, 2012. This obligation will continue only if the adviser elects to renew it and is not eligible for recoupment.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE